Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2005

FIRSTWAVE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or other jurisdiction of incorporation)	0-21202 (Commission File Number)	58-1588291 (I.R.S. Employer Identification No.)

2859 Paces Ferry Road, #1000
Atlanta, Georgia 30339
(Address of principal executive offices)

(770) 431-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective October 20, 2005, Judith A. Vitale resigned as Senior Vice President and Chief Financial Officer of Firstwave Technologies, Inc. The resignation was not due to any disagreement between Ms. Vitale and Firstwave on any matter relating to the company’s operations, policies or practices. Ms. Vitale will be joining a public company in the Atlanta area as Vice President of Strategy and Business Development. At this point, the Company’s Board of Directors does not intend to fill the Chief Financial Officer position. David Kane, Firstwave’s Controller, will be the Secretary, Treasurer, and principal accounting and financial officer of Firstwave.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC. By: /s/ David Kane David Kane Controller
Date: October 20, 2005